Exhibit 99.1

Delek US and Delek Logistics Announce Kevin Kremke will join the companies as EVP on April 1

Mr. Kremke to be appointed CFO effective June 1, 2017
Brentwood, Tennessee - January 30, 2017 -- Delek US Holdings, Inc. (NYSE: DK) and Delek Logistics Partners, LP (NYSE: DKL) (collectively with Delek US Holdings, Inc., “Delek”) announced that Kevin Kremke is joining the companies as Executive Vice President, effective April 1, 2017. Mr. Kremke will serve in this role until June 1, 2017 at which point he will be named as EVP and chief financial officer of the companies. As planned, Assi Ginzburg’s resignation of his role as EVP and chief financial officer will be effective June 1, 2017. Mr. Ginzburg will continue to work as vice president overseeing the business development and strategic planning of Delek and will remain a member of the board of directors of Delek Logistics GP, LLC, the general partner of Delek Logistics Partners, LP.

Uzi Yemin, Chairman, President and Chief Executive Officer of Delek US Holdings, Inc. and Chairman and Chief Executive Officer of the general partner of Delek Logistics Partners, LP said “I am excited to have someone of Kevin’s caliber join our team, and his start date in early April will provide time for Kevin and Assi to work together until June 1 to provide a smooth transition to the CFO role. Kevin’s financial experience in the energy markets and with MLPs will benefit our organization as we continue to grow through completion of the acquisition of Alon USA and the integration of the companies. I look forward to working with Kevin to achieve our growth strategies in the future.”

“I am joining Delek at an exciting time as it continues to grow,” said Kremke. “I look forward to working with Uzi and the management team to support these efforts and explore additional opportunities to drive shareholder value.”

Mr. Kremke has nearly 20 years of financial experience in the energy sector. Most recently he served as chief financial officer for Ciner Resources Corporation and Ciner Resources Partners LP (NYSE:CINR) where he was responsible for the overall accounting and finance functions, strategy/corporate development and investor relations for the organization. Prior to joining Ciner Resources in 2014, he worked at Cheniere Energy, Inc as vice president of Finance and Strategic Planning. He also has experience in the energy sector through senior roles held at Spark Energy, Inc. and Reliant Energy, Inc. He earned a Bachelor of Science in Marketing from Ball State University and a Master of Business Administration in Finance and Strategic Management from the University of Chicago’s Booth School of Business. He and his family will be relocating to the Nashville, Tennessee area.

About Delek US Holdings, Inc.
Delek US Holdings, Inc. is a diversified downstream energy company with assets in petroleum refining and logistics. The refining segment consists of refineries operated in Tyler, Texas and El Dorado, Arkansas with a combined nameplate production capacity of 155,000 barrels per day. Delek US Holdings, Inc. and its affiliates also own approximately 62 percent (including the 2 percent general partner interest) of Delek Logistics Partners, LP. Delek Logistics Partners, LP (NYSE: DKL) is a growth-oriented master limited partnership focused on owning and operating midstream energy infrastructure assets. Delek US Holdings, Inc. currently owns approximately 47 percent of the outstanding common stock of Alon USA Energy, Inc. (NYSE: ALJ).

About Delek Logistics Partners, LP
Delek Logistics Partners, LP, headquartered in Brentwood, Tennessee, was formed by Delek US Holdings, Inc. (NYSE: DK) to own, operate, acquire and construct crude oil and refined products logistics and marketing assets.

Safe Harbor Provisions Regarding Forward-Looking Statements
This press release contains forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are

“forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding the proposed merger with Alon, integration and transition plans, synergies, opportunities, anticipated future performance and financial position, and other factors.

Investors are cautioned that the following important factors, among others, may affect these forward-looking statements. These factors include but are not limited to: risks and uncertainties related to the expected timing and likelihood of completion of the proposed merger, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed merger that could reduce anticipated benefits or cause the parties to abandon the transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that stockholders of Delek US may not approve the issuance of new shares of common stock in the merger or that stockholders of Alon may not approve the merger agreement, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Delek US' common stock or Alon's common stock, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Delek US and Alon to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies, uncertainty related to timing and amount of future share repurchases and dividend payments, risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the southern United States; and other risks contained in Delek US’, Delek Logistics’ and Alon’s filings with the United States Securities and Exchange Commission.

Forward-looking statements should not be read as a guarantee of future performance or results and will not be accurate indications of the times at or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management's good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Delek US and Delek Logistics undertakes no obligation to update or revise any such forward-looking statements, except as required by applicable law or regulation.

Contact:
U.S. Investor / Media Relations Contact:
Keith Johnson
Delek US Holdings, Inc.
Vice President of Investor Relations
615-435-1366